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                                  EXHIBIT 13.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of API Electronics Group Inc. (the "Company") on Form 20-F for the fiscal year ended May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Phillip DeZwirek, Vice Chairman, Chief Financial Officer and Treasurer of the Company, certifies, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/  Phillip DeZwirek
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Phillip DeZwirek
Vice Chairman, Chief Financial Officer and Treasurer
November 25, 2003